Investee Companies and other investments	12 Months Ended
Dec. 31, 2022
Disclosure of associates [abstract]
Investee Companies and other investments
Note 6 - Investee Companies and other investments

A.	Equity accounted investees

U. Dori Energy Infrastructures Ltd. (“Dori Energy”)–

Since November 2010, the Company, through its subsidiaries, holds 50% of U. Dori Energy Infrastructures Ltd. (“Dori Energy”). Dori Energy that holds 18.75% of the share capital of Dorad Energy Ltd. (“Dorad”), which owns an approximate 860 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”).

The investment in Dori Energy is accounted for under the equity method.

On May 12, 2014, Dorad was issued production licenses for 20 years and a supply license for one year and, on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long term supply license that will expire on May 11, 2034.

As of December 31, 2022, the outstanding shareholders’ loans provided to Dori Energy by us and Amos Luzon Entrepreneurship and Energy Group Ltd., the other shareholder of Dori Energy (the “Luzon Group”) amount to approximately NIS 66,933 thousand (the Company’s portion is approximately NIS 33,467 thousand). Dori Energy and its shareholders entered into loan agreements and capital notes agreements, effective December 31, 2022, which provide for the conversion of approximately NIS 46,933 thousand of the shareholders loans (the Company’s portion is approximately NIS 23,467 thousand) to capital notes, payable not less than 60 months after the date of their execution, at the sole discretion of Dori Energy, with the remaining balance of shareholder’s loans (NIS 20,000 thousand, of which the Company’s portion is NIS 10,000 thousand), linked to the Israeli Consumer Price Index (“Israeli CPI”) and bearing an annual interest equal to the interest payable on Dorad’s senior debt (5.1% as of December 31, 2022) plus 3%, with a repayment date of December 31, 2023. The shareholder loan agreement provides that early repayment is permitted, without a penalty.

In February 2020, Dorad declared a dividend distribution of NIS 120,000 thousand (approximately €31,600 thousand based on the euro/NIS exchange rate at that time). In connection with such dividend distribution, in March 2020 Dori Energy received NIS 22,500 thousand (approximately €5,800 thousand based on the euro/NIS exchange rate at that time) and repaid an amount of NIS 10,250 thousand (approximately €2,560 thousand based on the euro/NIS exchange rate at that time) loan to the Company. On May 6, 2021, Dorad declared a dividend distribution of NIS 100,000 thousand (approximately €25,400 thousand based on the euro/NIS exchange rate at that time) and such dividend was distributed during May 2021. In connection with such dividend distribution Dori Energy received NIS 18,750 thousand (approximately €4,770 thousand based on the euro/NIS exchange rate at that time) and repaid an amount of approximately NIS 9,000 thousand (approximately €2,259 thousand) loan to the Company.

As of December 31, 2022, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, NOGA - electricity system management and Israel Natural Gas Lines Ltd. Total performance guarantees provided by Dorad amounted to approximately NIS 146,000 thousand (approximately €38,900 thousand). The Company’s indirect share of guarantees provided on behalf of Dorad by Dorad’s shareholders is approximately NIS 13,700 thousand (approximately €3,650 thousand).

Dorad’s revenues and operating expenses are affected by the average production component. On December 23, 2019, the Israeli Electricity Authority published a decision regarding “Annual Electricity Rate Update 2020,” which, among other things, averaged a 7.9% decrease in the production component from January 1, 2020 to the end of 2020. On December 27, 2020, the Israeli Electricity Authority published a decision regarding “2021 Annual Update to the Electricity Rate,” which, among other things, provided for a decrease of approximately 5.7% in the average production component commencing January 1, 2021 and throughout 2021. On January 31, 2022, the Israeli Electricity Authority published a decision regarding “Electricity Rates for Customers of IEC in 2022” which provided for an increase in the average production component of approximately 13.6% commencing from February 1, 2022 that remained in effect through the end of 2022. On April 12, 2022, the Israeli Electricity Authority published a decision, which became effective on May 1, 2022, regarding an annual update to the 2022 electricity tariff pursuant to which, among other things, the production component increased by approximately 9.4% compared to the 2021 tariff. On July 28, 2022, the Israeli Electricity Authority published a decision titled “Annual Electricity Rate Update 2022,” which, among other things, provided for an increase in the average production component of approximately 24.3% compared to 2021, applicable from August 1, 2022, that will remain in effect through the end of 2022. On December 26, 2022, the Israeli Electricity Authority published a decision regarding “Annual Update of 2023 Electricity Rates for Customers of the IEC” which provided for a decrease in the average production component of approximately 0.7% from January 1, 2023 through the end of 2023.

On January 26, 2023, the Israeli Electricity Authority published a decision regarding “Annual Update of 2023 Electricity Rates for Customers of the IEC” which provided for a decrease in the average production component of approximately 1.2% from February 1, 2023 through the end of 2023. On March 27, 2023, the Israeli Electricity Authority published a decision regarding “Ongoing Update to Electricity Rates for Customers of IEC,” which provided for a decrease in the average production component of approximately 1.4% from April 1, 2023, which will remain in effect through the end of 2023.

In August 2019, the Israeli Electricity Authority published a proposed resolution that is subject to a public hearing concerning an amendment to the standards governing deviations from consumption plans. These regulations set the calculation mechanism in the event the actual consumer consumption is different than the consumption plan submitted by the electricity manufacturers and include a mechanism protecting the manufacturers from random deviations in actual consumption volumes. The Israeli Electricity Authority proposed revoking the protections included in the aforementioned standards, claiming that the manufacturers are misusing the protections and regularly submit plans and forecasts that deviate from the actual expected consumption, and also seeks to impose financial sanctions on the manufacturers, which may be in material amounts upon the occurrence of certain deviation events. On January 27, 2020, the Israeli Electricity Authority issued a resolution amending the standards and imposing financial sanctions in cases of certain extraordinary events that may add up to significant sums. The resolution entered into effect as of September 1, 2020. Dorad is preparing to reduce the implications of the resolution and the implementation of the resolution does not have a material effect on the financial results of Dorad.

On November 22, 2020, the Israeli Electric Company (“IEC”) filed a third-party notice against Dorad in connection with a class action submitted against the IEC claiming that the IEC was negligent in overseeing the private electricity manufacturers thereby damaging the electricity consumers. The claim against the IEC alleges that the private electricity manufacturers provided false reports in the consumption plans they submitted to the system manager in the IEC, based on the standards set by the Israeli Electricity Authority. On October 31, 2021, a hearing was held on the request to send notices to third parties, but no decision has yet been given on the request. At this point, based on the advice of legal counsel, Dorad informed the Company that it cannot estimate the outcome of this legal proceeding.

Dorad and its shareholders are involved in several legal proceedings as follows:

Petition to Approve a Derivative Claim filed by Dori Energy

On July 16, 2015, Dori Energy and Dori Energy’s representative on Dorad’s board of directors at the time, Mr. Hemi Raphael, filed a petition (the “Petition”), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa District Court. The Petition was filed originally against Zorlu Enerji Elektrik Uretim A.S(“Zorlu”), which holds 25% of Dorad , Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, and thereafter amended to add Mr. Ori Edelsburg (a director in Dorad) and affiliated companies.

The Petition requested, inter alia, that the court instruct the defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant.

On December 27, 2016, this proceeding, as well as the petition to approve a derivative claim filed by Edelcom mentioned below, were moved to an arbitration proceeding. On February 23, 2017, a statement of claim was filed by Dori Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. (“Edeltech”) in which they repeated their claims included in the Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad.

In April 2017, the defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Dori Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech (together, the “Edelsburg Group”) filed a third-party notice against Dori Energy claiming for breaches by Dori Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment.

On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings. In its statement of claim, EAIS joins Dori Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Dori Energy and Mr. Raphael. In January 2018, the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad.

During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Dori Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Dori Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Doard all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, determine that the board members that represent EAIS and Dori Energy breached their fiduciary duties towards Dorad and obligate EAIS and Dori Energy to pay the amount of $140 million (approximately €123 million), plus interest in the amount of $43 million (approximately €38 million), which is the amount Zorlu received for the sale of its rights under the Dorad EPC agreement, and rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Dori Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million (approximately €21 million), plus interest and linkage and, alternatively, determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay.

In May 2019, a new arbitrator was appointed, and dates were set for the discovery process. The evidentiary hearings were scheduled during March-June 2020 and commencing August 2020. Due to the COVID-19 crisis, several evidentiary hearings scheduled during the period commencing March 2020 were cancelled. Evidentiary hearings were held during June, August, September, October and November 2020 and during February and March 2021 and the parties filed several motions in connection with the discovery process, the evidentiary hearings and expert opinions. On February 15, 2021, the arbitrator approved replacing the late Mr. Hemi Raphael as the claimant with Mr. Ran Fridrich. The parties filed several motions in connection with the discovery process, the evidentiary hearings and expert opinions. Additional evidentiary hearings were held in March-May 2021. On May 19, 2022, summaries were submitted and during June and July 2022 several hearings were held to complete the oral arguments. On January 17, 2023, the parties submitted their claims regarding legal fees and expenses in connection with the proceedings under arbitration. The arbitrator informed the parties that he will issue an arbitration award in the first quarter of 2023 and on March 13, 2023 informed the parties that he will issue an arbitration award during the second quarter of 2023.

Dorad estimates (after consulting with legal counsel), that at this stage it is not yet possible to assess the outcome of the proceeding.

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom, which holds 18.75% of Dorad, filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy LP, Luzon Group, Dori Energy and Dorad following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010 between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services.

Pursuant to this agreement, the Dori Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Dori Energy granted to the Company pursuant to the Dori Investment Agreement, the holdings of the Dori Group in Dorad have fallen below 10% upon execution of the Dori Investment Agreement. The Edelcom Petition therefore claims that Dori Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants.

As noted above, on December 27, 2016, this proceeding, along with the proceeding mentioned above and below, was moved to arbitration. For more information see above.

Dorad estimates (after consulting with legal counsel) that it is more likely than not that the Edelcom Petition will be rejected.

Opening Motion filed by Zorlu

On April 8, 2019, Zorlu filed an opening motion with the District Court in Tel Aviv against Dorad and the directors serving on Dorad’s board on behalf of Dori Energy and EAIS. In the opening motion, Zorlu asked the court to instruct Dorad to convene a shareholders meeting and to include a discussion and a vote on the planning and construction of an additional power plant adjacent to the existing power plant (the “Dorad 2 Project”), on the agenda of this meeting. Zorlu claimed that while the articles of association of Dorad provides that the planning and construction of an additional power plant requires a unanimous consent of the Dorad shareholders, and while Zorlu and Edelcom are opposed to this project, including due to the current disagreements among Dorad’s shareholders, Dorad continued taking actions to advance the project, which include spending substantial amounts of Dorad’s funds.

Zorlu further claims that the representatives of Dori Energy and EAIS on the Dorad board have acted to prevent the convening of a shareholders meeting as requested by Zorlu. On April 16, 2019, Edelcom submitted a request to join the opening motion as an additional respondent as Edelcom claims that it is another shareholder in Dorad that opposes the advancement of the project at this stage. In addition, Edelcom joined Dori Energy and EAIS as additional respondents to its request, claiming that these entities are required to be part of the proceeding in order to reach a complete and efficient resolution.

All parties agreed to the joining of Edelcom, Dori Energy and EAIS to the proceeding. On June 15, 2019, Edelcom filed its response to the petition, requesting that the court accept the petition. On August 13, 2019, Dorad, EAIC and the Dorad board members submitted their responses and requested that the petition be dismissed.

On December 8, 2019, an evidentiary hearing was held. The parties filed their summations in writing during June and July 2020. On August 27, 2020, Dorad informed the District Court that the National Infrastructure Committee resolved, inter alia, to approve the presentation of the plan submitted by Doard in connection with the additional power plant to the District Committee’s and the public’s comments, subject to amendments. On September 9, 2020, Eilat-Ashkelon Infrastructure Services Ltd., one of the shareholders of Dorad, and its representatives on the Dorad board of directors submitted a response to the notice, claiming that the information included in the notice supports a rejection of the opening motion. Zurlo and Edelcom each filed a response on September 13, 2020, asking to remove the notice provided by Dorad from the District Court’s file. On September 17, 2020, the District Court ruled that the notice will not be removed from the file.

On June 28, 2021, the court ordered Dorad to convene a special shareholders meeting, on whose agenda will be the planning and construction of the “Dorad 2 Project”. Following the said ruling, Dorad’s board resolved that Dorad’s management will continue to examine the feasibility of the “Dorad 2 Project” and its implications and bring its decisions to the board’s approval. Dorad’s board of directors further resolved that to the extent it will approve the Dorad 2 Project, the decision will be presented to Dorad’s shareholders for approval. On July 27, 2021, a shareholders meeting of Dorad was held. In accordance with the court ruling, the agenda for such meeting included two resolutions (1) the planning and construction of the Dorad 2 Project – a resolution that Dori Energy and EAIS supported and Edelcom and Zorlu rejected; and (2) approval of the aforementioned resolution of the Dorad board of directors – a resolution which Dori Energy and EAIS supported and with respect to which Edelcom and Zorlu abstained. Following such shareholders meeting, correspondence was exchanged between Dorad and Edelcom concerning, among other issues, the implications of the aforementioned resolutions. Dorad estimates (after consulting with legal counsel) that by convening the aforementioned shareholders meeting Dorad complied with the court ruling and therefore the opening motion process ended.

Composition of the investments

	December 31
	2022	2021
	€ in thousands

Investment in shares	30,756	26,371
Long-term loans	2,665	8,495
Deferred interest	(727)	(837)
	32,694	34,029

Current maturities	(2,665)	-

Investment in equity accounted investee	30,029	34,029

Changes in investments

	2022	2021
	€ in thousands
Changes in equity and loans:
Balance as at January 1	34,029	32,234
Long term loans extended	128	335
Repayment of long term loans	(149)	(2,259)
Reevaluation in connection with long term loans	(270)	(22)
The Company’s share of income	1,206	117
Foreign currency translation adjustments	(2,250)	3,624
Conversion to short term loan	(2,665)	-
Balance as at December 31	30,029	34,029

Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

								Equity
	Rate of	Current	Non-current	Total	Current	Non-current	Total	attributable to the owners of the	Company’s	Surplus costs and	Other	Carrying amount of
	ownership	assets	assets	assets	liabilities	liabilities	liabilities	Company	share	goodwill	adjustments	investment
	%	€ in thousands
2022
Dori Energy	50	72	63,722	63,794	(5,329)	-	(5,329)	58,464	29,232	1,927	(404)	30,756

2021
Dori Energy	50	239	64,181	64,420	(125)	(15,871)	(15,996)	48,424	24,212	2,569	(410)	26,371

(b)	Summary information on operating results

	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other adjustments	Company’s share of income of investee
	%	€ in thousands
2022
Dori Energy	50	(61)	(31)	1,475	(238)	1,206

2021
Dori Energy	50	(602)	(301)	878	(459)	118

B.	Pumped Storage Projects

Pumped-storage project in the Manara Cliff in Israel -

On November 3, 2014, Ellomay Manara (2014) Ltd., the Company’s indirectly wholly-owned subsidiary (“Ellomay Manara”), consummated the acquisition of 75% of the rights in Agira Sheuva Electra, L.P. (the “Partnership”), as well as 75% of the holdings in Chashgal Elyon Ltd., which is the general partner in the Partnership (the “GP”), from Electra Ltd. (“Electra”), Ortam Sahar Engineering Ltd. (“Ortam”) and the Galilee Development Cooperative Ltd., an Israeli cooperative (“Galilee”). The remaining 25% of the holdings in the Partnership and in the GP are held by Sheva Mizrakot Ltd., an Israeli private company (“Sheva Mizrakot”). The Company and Ellomay Manara did not pay any consideration upon the acquisition and undertook to pay certain consideration upon the fulfillment of certain conditions and milestones. On the same date, Ellomay Manara acquired Ortam’s holdings (50%) in the engineering, procurement, and construction contractor of the aforementioned project (the “EPC”) and immediately transferred such holdings to a subsidiary of Electra, which, following such transfer, now holds 100% of the EPC. According to the various agreements executed in connection with the Manara Pumped Storage Project (“PSP”), the Company and Ellomay Manara are jointly and severally liable to all the monetary obligations under these agreements.

In December 2018, the Company executed a settlement agreement (the “A.R.Z. Settlement Agreement”) with A.R.Z., an Israeli private company that at the time held 33.33% of Sheva Mizrakot. The A.R.Z. Settlement Agreement resolves a claim made by A.R.Z. and Mr. Raanan Aloni against the Company and its affiliates, in connection with the Manara PSP, and other disputes between such parties concerning the Manara PSP. In connection with the Manara PSP Project Finance that was closed in February 2021, and based on the A.R.Z. Settlement Agreement, A.R.Z. was required to provide its indirect share of the equity investment and shareholders’ financing to the Manara PSP. Due to the failure to provide the required funds, Ellomay Water Plants Holdings (2014) Ltd., the Company’s wholly owned subsidiary that holds 75% of Ellomay PS, gained control over A.R.Z.’s holdings in Sheva Mizrakot (33%) and, as a result, the Company’s indirect holdings in the Manara PSP increased from 75% to 83.333% in January 2021.

As of December 31, 2022, the Company paid an amount of approximately NIS 13,544 thousand (approximately €3,849 thousand) on account of the consideration upon the acquisition and may be required, if certain conditions and milestones are met (which conditions and milestones have not currently been met), to pay certain parties additional amounts, which in the aggregate are not expected to exceed an amount of approximately NIS 14,900 thousand (approximately €4,000 thousand).

Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), the Company’s subsidiary, initially received a conditional license for the Manara PSP from the Israeli Minister of Energy (the “Minister”) for the construction of a pumped storage plant in the Manara Cliff with a capacity of 340 MW (the “Prior Conditional License”).

On December 4, 2017, the Israeli Electricity Authority announced the reduction of the capacity stipulated in the Prior Conditional License issued to Ellomay PS from 340 MW to 156 MW. The reduced capacity is based on the remaining quota for pumped storage projects in Israel as determined by the Israeli Government and implemented by the Israeli Electricity Authority, which is currently 800 MW, after deducting the capacity already allocated to two projects that were at the time in more advanced stages than the Manara PSP.

On February 26, 2020, Ellomay PS retracted the Prior Conditional License issued to it, which was due to expire on February 28, 2020, because Ellomay PS did not reach financial closing by such date as was required under the Prior Conditional License. On the same date, Ellomay PS filed an application for a new similar conditional license for a pumped storage facility with a capacity of 156 MW. In June 2020, the Israeli Minister of Energy issued a new conditional license for the Manara PSP (the “Conditional License”), following the retraction of the Prior Conditional License, which permits Ellomay PS to construct the Manara PSP. The Conditional License included several conditions precedent to the entitlement of Ellomay PS to receive an electricity production license.

The Conditional License is valid for a period of seventy-two (72) months commencing from the date of its approval by the Minister of Energy, subject to compliance by Ellomay PS with the milestones set forth therein and subject to the other provisions set forth therein (including financial closing, provision of guarantees and construction of the pumped storage hydro power plant). According to applicable law, the 72 months validity period may be extended for additional periods of 12 months each if required and subject to the Minister’s approval at such time. Such extension may result in forfeiture of the license guarantee which value currently amounts to approximately $1,700 thousand but is expected to be reduced over time upon fulfillment of certain interim project milestones.

In December 2020, Ellomay PS received a land levy assessment from the Israel Land Authority (“ILA”), in connection with the Manara PSP and paid approximately NIS 66,700 thousand including VAT (approximately €16,980 thousand according to the exchange rate then prevailing) in consideration for the ILA’s consent to the sublease of the land on which the Manara PSP will be constructed. The amount paid includes an amount of approximately NIS 9,900 thousand (approximately €2,520 thousand according to the exchange rate then prevailing), excluding VAT, for royalties related to excess ground removal to the ILA. In 2022, Ellomay PS received from the ILA (net of additional payments made to the ILA in connection with such royalties) a refund in connection with a reassessment of the quantities of excess ground in the various sites. The aggregate refund amounted to approximately NIS 3 million (approximately €0.8 million).

On December 31, 2020, Ellomay PS received the conditional tariff approval for the project from the Israeli Electricity Authority that regulates the tariffs and formulas for purchasing energy from a pumped storage manufacturer connected to the transmission network for a period of 20 years beginning on the date of receipt of the permanent production license. The conditional tariff became effective following financial closing in February 2021.

Manara PSP Project Finance

On February 11, 2021, the Manara PSP Project Finance reached financial closing. The Manara PSP Project Finance is provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. As of the date of the financial closing, the Manara PSP Project Finance was in the aggregate amount of approximately NIS 1.27 billion (approximately €0.338 billion based on the euro/NIS exchange rate as of December 31, 2022). This aggregate amount is linked to a synthetic composite index comprising a weighted average of the indices and currencies applicable to the Manara PSP’s construction costs (the “Project Index”).

As of December 31, 2022, the Manara PSP Project Finance (including reevaluation linkage) amounts to approximately NIS 1.3 billion (approximately €0.346 billion).

The commitments of the shareholders to provide such financing, as well as their standby equity commitments, are also linked to the Project Index in the same manner and timing as the long-term facilities, as further described in Note 11). As of December 31, 2022, the financing commitments of the owners of Manara PSP amounted to approximately NIS 364,000 thousand (approximately €97,000 thousand), of which approximately NIS 353 million (approximately €94.1 million) were injected prior to the balance sheet date and approximately NIS 11 million were injected in March 2023 on account of linkage to the Project Index as described in Note 11.

Such financing provided, including reevaluation linkage to actual indexes similar to the PSP projected cost as of December 31, 2022, amounted to approximately NIS 364 million (approximately €97 million).

Ellomay and Ampa Investments Ltd. (“Ampa”), which indirectly owns 16.667% of Ellomay PS, provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period, including a standby equity guarantee in the aggregate amount of approximately NIS 12,500 thousand (approximately €3,331 thousand), pro rata to their holdings in the Manara PSP.

This standby equity guarantee is linked to the Israeli CPI and adjusted to the Project Index in the same manner and timing as the long term facilities, as described in Note 11. As of December 31, 2022, the standby equity guarantee, including linkage, amounts to NIS 12,900 thousand (approximately €3,437 thousand). Ellomay and Ampa also provided corporate guarantees in an amount similar to the amount of the standby equity guarantee.

In August 2021, the Israeli Electricity Authority issued a clarification letter relating to the method of calculation of certain dynamic benefits applicable to all pumped storage projects in Israel. The owners of the Manara PSP currently estimate that if the updates to the method of calculation will be implemented, the new calculation may reduce the cover ratios of the Manara PSP during the commercial operation period by up to 5 basis points. In order to mitigate such potential future effect, the owners of the Manara PSP agreed to provide the lenders with certain undertakings to inject additional equity to the Manara PSP in certain scenarios, subject to a cap which is currently estimated by the owners of the Manara PSP to be approximately NIS 37 million (approximately €9.6 million).

Manara PSP EPC Agreement

In February 2021, Ellomay PS executed the EPC agreement for the construction of the Manara PSP (the “Manara PSP EPC Agreement”), under a “turnkey” contract with Electra Infrastructure Ltd. (“Electra Infrastructure”), one of Israel’s largest construction companies. The aggregate consideration payable to Electra Infrastructure under the Manara PSP EPC Agreement is expected to be approximately NIS 1.13 billion (approximately €300 million). The majority of this amount is linked to the actual change in the Israel Residential Construction Index (“IRC”). A small portion of the price is denominated in Euros. Under the Manara PSP EPC Agreement, Voith Hydro, the world’s leading manufacturer of hydroelectric turbines, was nominated as the main subcontractor that will provide the electro-mechanical equipment to the Manara PSP.

Manara PSP O&M Agreement

Simultaneously with the execution of the Manara PSP EPC Agreement, Ellomay PS also executed an O&M agreement (the “Manara PSP O&M Agreement”), with Mekorot Israel National Water Co. (“Mekorot”), the Israeli national water company (which is fully owned by the Israeli Government), Voith Hydro and Verbund Hydro, one of the largest hydroelectric companies in Europe with extensive expertise in the operation of hydroelectric power plants (collectively, the “Manara PSP O&M Contractors”). The Manara PSP O&M Agreement provides that the Manara PSP O&M Contractors will be involved in the construction process through a mobilization period of 48 months and that O&M services will be provided for a twenty-year period, during which Mekorot, Voith Hydro and Verbund will provide O&M services for the initial three years of commercial operation, and Mekorot providing O&M services exclusively for the remaining 17 year period.

Notice to commence the construction works was issued to Electra Infrastructure in April 2021. The Construction period of the Manara PSP is expected to be 62.5 months.

Commencing the fourth quarter of 2020, as it was probable that the Company will enjoy future economic benefits in connection with the Manara PSP, expenses in connection with the Manara PSP are capitalized as assets. As at December 31, 2022, €102,472 thousand were capitalized as assets.

C.	Development of PV Projects in Italy

First Framework Agreement

In November 2019, Ellomay Luxembourg executed a Framework Agreement (the “First Framework Agreement”), with an established and experienced European developer and contractor. Pursuant to the First Framework Agreement, the developer will scout and develop photovoltaic greenfield projects in Italy with the aim of reaching an aggregate authorized capacity of at least 250 MW over a three-year period. The First Framework Agreement provides that each project will be presented to Ellomay Luxembourg when it becomes “ready to build” (“RtB”). Thereafter, if Ellomay Luxembourg accepts the project, the developer is obligated to transfer to Ellomay Luxembourg 100% of the share capital of the entity that holds the rights to the project. With respect to each project, subject to the conditions set forth in the First Framework Agreement, Ellomay Luxembourg will enter into engineering, procurement and construction, (“EPC), and O&M contracts with the developer to construct and operate the projects.

The First Framework Agreement provides that when the first project under the First Framework Agreement achieves the positive environmental impact assessment, the parties will negotiate the terms of a model lump-sum, turnkey EPC contract and O&M contract that will be executed with the developer in connection with all projects acquired under the First Framework Agreement.

In connection with the execution of the First Framework Agreement, during 2020 Ellomay Luxembourg paid the developer advance payments in the aggregate amount of approximately €1,554 thousand. In the event the target aggregate capacity is not achieved within a three-year period or in the event a project does not reach (“RtB”) status, the advance payment will be proportionately refunded.

Second Framework Agreement

In December 2019, Ellomay Luxembourg executed an additional Framework Agreement (the “Second Framework Agreement”), with an established and experienced European developer. Pursuant to the Second Framework Agreement, the developer will provide Ellomay Luxembourg with development services with respect to photovoltaic greenfield projects in Italy in the scope of 350 MW with the aim of reaching an aggregate “ready to build” authorized capacity of at least 265 MW over a forty-one month period. The Second Framework Agreement provides that the developer will offer all projects identified during the term of the Second Framework Agreement exclusively to Ellomay Luxembourg and that, with respect to each project acquired by Ellomay Luxembourg, the developer will be entitled to provide development services until it reaches the RtB status.

The parties agreed on a development budget including a monthly development service consideration, to be paid to the developer and all other payments for the tasks required to bring the projects to a RtB. In addition, Ellomay Luxembourg undertook to pay a success fee to the developer with respect to each project that achieves a RtB status.

Currently development is progressing as planned. In April 2021, the Second Framework Agreement was amended and the target of reaching an aggregate RtB authorized capacity of at least 265 MW was increased to 365 MW.

In February 2022, EPC agreements were entered with respect to the first two projects with an aggregate capacity of approximately 20 MW, Ellomay Solar Italy One SRL and Ellomay Solar Italy Two SRL, which are constructing photovoltaic plants with installed capacity of 14.8 MW and 4.95 MW, respectively, in the Lazio Region, Italy. These two projects are currently in advances construction stages.

In addition, during the year ended December 31, 2022, additional project companies with an aggregate capacity of approximately 120 MW reached Ready to Build (“RtB”) status. The Company capitalizes expenses in connection with such projects once RtB status is reached.

Composition of Advances on account of investments

	December 31
	2022	2021
	€ in thousands
On account of development of PV projects in Italy	2,328	1,554

D.	Subsidiaries -

1.	Biogas Plants in the Netherlands

The Company owns three Waste-to-Energy (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands.

Groen Goor Anaerobic Digestion Project- Groen Gas Goor B.V. (“Groen Goor”), a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (the “Groen Goor Plant”). The Groen Goor Plant commenced operations in November 2017.

Groen Gas Oude-Tonge Anaerobic Digestion Project- Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (the “Oude-Tonge Plant”). The Oude-Tonge Plant commenced operations in June 2018.

Groen Gas Gelderland Anaerobic Digestion Project -
On December 1, 2020, the Company, through its wholly-owned subsidiary, Ellomay Luxembourg, acquired all issued and outstanding shares of Groen Gas Gelderland B.V. (“. (“GG Gelderland”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 7.5 million Nm3 per year, in Gelderland, the Netherlands The actual production capacity of the plant is approximately 9.5 million Nm3 per year.

Assessment of value in use
During 2022, the Company assessed the value in use of its Biogas plants in the Netherlands in light of operating losses suffered by these projects in recent years and lower results than forecasted for 2022. The examination was conducted based on projected cash flows that were discounted at an after tax rate of 7.2%. The examination concluded that the value in use of the plants is higher than the carrying value of the plants and therefore there is no need for an impairment provision. The assumptions on which the examination was based could be affected by the Company’s inability to meet the budget in certain circumstances including, increases in the prices of feedstock required in order to maintain the optimal mix of feedstock necessary to maximize performance of the plants, technical malfunctions and other circumstances that influence the operation of the plants.

2.	PV Projects in Spain

The Talasol PV Plant —

The Company, through one of its subsidiaries, owns 51% of the share capital of Talasol Solar S.L.U (“Talasol”), which owns a photovoltaic plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain. The purchase price originally paid by the Company during 2017 for 100% of Talasol’s shares was €10 million.

The construction cost of the Talasol PV Plant based on the engineering, procurement & construction agreement entered into by Talsol and METKA EGN Limited (“METKA EGN”) was €192.5 million. The works under this agreement includes also a 400 kV step-up substation, the high voltage interconnection line to the point of connection to the grid and performance of two years of O&M services.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol PV Plant for a period of 10 years (the “Talasol PPA”) whose accounting treatment is according to cash flow hedge.

The power produced by the Talasol PV Plant is sold by Talasol in the open market for the current market power price and the Talasol PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the Talasol PPA. The Talasol PPA became effective in March 2019.

In December 2018, Talasol entered into a set of agreements governing the procurement of financing in the aggregate amount of approximately €177,000 thousand (the “Talasol Previous Financing”) and financial closing was reached on April 30, 2019 (see Note 11).

On April 17, 2019, the Company, through its wholly owned subsidiary Ellomay Luxembourg, executed a Credit Facilities Assignment and Sale and Purchase of Shares Agreement (the “Talasol SPA”), with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (together, the “Talasol Partners”), pursuant to which it agreed to sell to each of the Talasol Partners 24.5% of its holdings in Talasol. The Talasol SPA further provides that the Company will assign to the Talasol Partners, in equal parts, 49% of its rights and obligations under the agreements executed in connection with the project finance obtained for the Talasol PV Plant. The transactions contemplated under the Talasol SPA were consummated in April 2019. The aggregate purchase price paid by the Talasol Partners, in the amount of approximately €16.1 million, represented 49% of the amounts withdrawn and interests accrued from and by Talasol PV Plant’s financing as of the closing date of the Talasol SPA (approximately €4.9 million), plus a payment for 49% of Talasol’s shares (approximately €4.9 million) plus a premium of approximately €6.1 million. Of such aggregate purchase price, the payment of €1.4 million was deferred until the achievement of a preliminary acceptance certificate (PAC) under the EPC agreement of the Talasol PV Plant. Following the achievement of PAC on January 27, 2021, the deferred payment amount of €1.4 million was received by Ellomay Luxembourg.

As the Company directs the operations of Talasol and the rights granted to the Talasol Partners are minority protective rights, these changes in the Company’s ownership interest in Talasol did not result in loss of control and were accounted for as equity transactions. The Company therefore recognized in equity an amount of approximately €6.1 million, less associated expenses in the amount of approximately €0.7 million on the date of the Talasol SPA.

The Talasol PV Plant reached mechanical completion in September 2020 and was connected to the electricity grid and electricity production commenced at the end of December 2020.

In December 2021, Talasol entered into a New Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol New Facilities Agreement”). Financial closing of the Talasol New Facilities Agreement was achieved in January 2022 (see Note 11).

The uses of the Talasol New Financing amount were as follows: (1) prepayment of the outstanding €121 million amount of the Talasol Previous Financing; (2) deposit of €6.9 million in Talasol’s bank account as a debt service fund; (3) deposit of €10 million in Talasol’s bank account as security for a letter of credit to the Talasol PPA provider (the “Talasol PPA Security Fund”) (4) unwinding of the interest rate SWAP entered into in connection with the Previous Financing in an amount of €3.29 million; (5) transaction costs in an amount of approximately €3 million; and (6) a special dividend to Talasol’s shareholders in an amount of approximately €31 million.

The Ellomay Solar Project —

Ellomay Solar S.L.U. (“Ellomay Solar”), wholly owned by Ellomay Luxembourg, owns a photovoltaic plant with an installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (the “Ellomay Solar PV Plant”). On February 26, 2021, Ellomay Solar entered into an engineering, procurement & construction agreement in connection with the Ellomay Solar PV Plant (the “EPC Agreement”) with METKA EGN Spain S.L.U., a 100% indirect subsidiary of MYTILINEOS S.A., under the Renewables & Storage Development Business Unit. The EPC Agreement provides a fixed and lump-sum amount of €15.82 million, for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Ellomay Solar PV Plant and the ancillary facilities for injecting power into the grid and performance of two years of O&M services.

In June 24, 2022, the Ellomay Solar PV Plant was connected to the electricity grid and commenced production of electricity.

Regulatory update –

The Spanish Royal Decree-Law 17/2021 of September 14, 2021, (“RDL 17/2021”), entered into force on September 16, 2021, established the reduction, initially until March 31, 2022, of returns on the electricity generating activity of Spanish production facilities that do not emit greenhouse gases accomplished through payments of a portion of the revenues by the production facilities to the Spanish government. This reduction and payments are recorded as part of the operating expenses of the relevant facilities. RDL 17/2021 does not apply to the portion of the revenues produced by facilities that is subject to a fixed price (physical or financial) power purchase agreement (“PPA”) either: (i) entered before September 16, 2021, or (ii) entered into on or after September 16, 2021 if the PPA term is more than one year and the fixed price is equal to or less than 67 €/MWh. Therefore, it does not apply to the portion of the revenues of the Talasol PV Plant that is subject to the Talasol PPA (as hereinafter defined). RDL 17/2021 was extended several times and is currently in effect until December 31, 2023. Producers likely to be affected by the reduction are required to submit to REE a responsible statement and supporting documentation on the energy covered by contracting instruments. The Talasol PV Plant is affected by this measure (with respect to the portion of its revenues that is not covered by the Talasol PPA) and has submitted the required statement and documentation every month since the entry into force of RD 17/2021.

3.	Israeli Service Concession project

In June 2017, the Company executed an agreement (the “Talmei Yosef Agreement”) to acquire 100% of the equity of an Israeli company (“Talmei Yosef”) that owns (through its subsidiaries) a photovoltaic site with fixed technology and a nominal capacity of approximately 9 MWp in Talmei Yosef, Israel (the “Talmei Yosef Project”). The Talmei Yosef Project is primarily financed by an Israeli consortium led by Israel Discount Bank.

Talmei Yosef entered into a service concession agreement with the IEC for the construction of a PV plant in Talmei Yosef. In November 2013, the construction of the PV plant was completed, and the PV plant was connected to the grid. Under the terms of the agreement with the IEC, Talmei Yosef operates the PV plant for a period of 20 years as from November 15, 2013. The IEC provides the Company a guaranteed tariff for the electricity produced of NIS 0.9631 per KWp linked to the Israeli CPI as of October 2011. The service concession agreement does not contain a renewal option.

In accordance with IFRIC 12, the portion of the consideration received from the IEC that reflects the Company’s right to charge for services it provides in connection with the operation of the Talmei Yosef PV Plant, is classified as an intangible asset. The intangible asset was recorded at the acquisition in the amount of €5,505 thousand that will be amortized until the end of the service concession agreement with the IEC with Talmei Yosef.

Asset from concession project
€ in thousands
Balance as at December 31, 2022	26,594
Less current maturities	1,799
Non current asset from concession project	24,795